PROMISSORY NOTE

$3,000,000                                                      July 14, 1996
                                                                Cleveland, Ohio



     FOR VALUE RECEIVED, the undersigned, Colonial Downs, L.P., a Virginia limited partnership ("Maker"), promises to pay, without offset, to the order of CD Entertainment Ltd., an Ohio limited liability company doing business in Virginia as CD Entertainment, Ltd. L.L.C., or its affiliate as may be designated in writing (collectively, "Noteholder"), at 1231 Main Avenue, Cleveland,
Ohio 44113, or at such other place as Noteholder may designate in writing, the principal sum of Three Million Dollars ($3,000,000) (or that portion of it advanced by Noteholder), together with interest on the indebtedness evidenced by this Note as hereinafter provided. One Million Dollars ($1,000,000) of the indebtedness evidenced hereby was advanced by the Noteholder to the Maker prior to the date of this Note.

1. Interest, Fees and Payment

     (a) The outstanding principal indebtedness as evidenced by this Note shall accrue interest from the date hereof or from the date of advance, as the case may be, until paid in full at a variable rate per annum equal to the rate of interest charged under that certain credit Agreement dated as of July 26, 1995 (the "Credit Agreement") by and between First Bank National Association and the "Borrowe" thereunder. Currently, said interest rate is Libor plus 2%.
Interest rate changes will be effective for interest computation purposes as and when the interest rate changes under the Credit Agreement. Interest accrued on this Note shall be due and payable on the Ist day of each month commencing with the month following the date of advance until the Maturity Date (as hereinafter defined).

     (b) Both the principal and interest hereof shall be payable in lawful money of the

United States of America, and immediately available funds to the Noteholder at the address of Noteholder as set forth below. The principal of this Note and all accrued but unpaid interest thereon shall be due and payable in full at the earlier to occur of (i) January 31, 1998 or (ii) the completion of the Maker's anticipated public offering of debt, which is expected to be in the amount of $35,000,000 (such date being referenced to as the "Maturity Date").

     (c) In addition to the payments of interest and principal due hereunder, Maker shall also pay to the Noteholder any and all fees, costs and expenses incurred by the Noteholder under the Credit Agreement by virtue of making the loan evidenced by this Note. Noteholder shall provide Maker with a monthly statement indicating the amount of any interest then due and payable together with a summary of any such fees, costs and expenses.

2. PrePayment; Default

     (a) Maker shall have the right from time to time to prepay all or any portion of the unpaid principal hereof prior to demand, without premium or penalty, by paying the principal amount of such prepayment and any interest thereon accrued to the date of such prepayment.

     (b) If default by the Maker in the payment of the indebtedness evidenced hereby when and as the same shall become due and payable shall occur, the unpaid principal and accrued interest thereon shall after the time of such default and until paid in full bear interest at the rate of 18% per annum.

3. Security. Maker's obligation to pay the indebtedness evidenced hereby to the Noteholder is secured by a certain Deed of Trust, Assignment of Rents and Leases, and Security Agreement dated as of July 15, 1996, between Maker and the Noteholder and David F. Belkowitz and James W. Theobald, Trustees.


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
4. Miscellaneous

     (a) No delay or omission by the Noteholder in exercising any rights or power hereunder shall impair such right or power or be a waiver of any default or an acquiescence therein. Any single or partial exercise of any such right or power shall not preclude any other or further exercise thereof or the exercise of any other right or power. No waiver shall be valid unless in writing, signed by the Noteholder, and then only to the extent specifically set forth in such writing. All remedies hereunder or by law afforded shall be cumulative and shall be available to the Noteholder until the indebtedness evidenced hereby shall be paid in full.

     (b) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by messenger, transmitted by telex or telecopier (with receipt confirmed), or (in the case of domestic communications) mailed by registered or certified mail, postage prepaid or sent by overnight courier, as follows:

         (i)  If to the Noteholder:

                   At the most recent address
                   provided in writing by
                   the Noteholder to the Maker


         (ii) If to the Maker:

                   Colonial Downs, L.P.
                   5700 Telegraph Road
                   Toledo, Ohio 43612

     (c) This Note may be assigned by the Noteholder to an entity owned or controlled by the Noteholder or Jeffrey P. Jacobs or an affiliate of either. Except as set forth above, this Note may not be assigned by either party without the prior written consent of the other party.

     (d) This Note was executed in Cleveland, Cuyahoga County, Ohio and shall be

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


governed by and construed under the laws of the State of Ohio.

     The Maker authorizes any attorney-at-law to appear in any court of record In the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, to confess judgment against the Maker, in favor of the Noteholder for the amount then appearing due, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

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WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

--------------------------------------------------------------------------------


                                          COLONIAL DOWNS, L.P.


                                          By: Stansley Management Corp.,
                                                general partner


                                               By: __________________________
                                                   Arnold Stansley, President



                                        4





                       FORM OF CREDIT LINE PROMISSORY NOTE


up to $5,000,000                                               December 15, 1996
                                                                 Cleveland, Ohio

         FOR VALUE RECEIVED, the undersigned, Colonial Downs, L.P., a Virginia limited partnership (the "Maker"), promises to pay, without offset, to the order of CD Entertainment Ltd., an Ohio limited liability company doing business in Virginia as CD Entertainment, Ltd. L.L.C., or its affiliate as may be designated in writing (collectively, the "Noteholder"), at 1231 Main Avenue, Cleveland, Ohio 44113, or at such other place as the Noteholder may designate in writing the principal sum of up to Five Million Dollars ($5,000,000) (or that portion of it advanced by the Noteholder), together with interest on the indebtedness evidenced by this Note as hereinafter provided. The Maker shall be able to take advances against the credit line up to the maximum amount of this Note. As an alternative to drawing funds under this Note, the Maker may request that the Noteholder provide letters of credit to be used by the Maker and the aggregate amount of such letters of credit shall be deducted from the principal sum of this Note upon which the Maker may draw.

1. Interest, Fees and Payment

         (a) The outstanding principal indebtedness as evidenced by the Note shall accrue interest from the date hereof or from the date of advance, as the case may be, until paid in full at a variable rate of interest per annum equal to the cost of funds to the Noteholder, as evidenced by documentation reasonably satisfactory to the Maker. The initial rate of this Note shall be LIBOR plus three percent (3%). Interest rate changes will be effective for interest computation purposes as and when the Noteholder notifies the Maker of such changes and provides reasonably satisfactory evidence of such change. Interest accrued on the Note shall be due and payable on the first day of each month, commencing with the month following the date of advance and until the Maturity Date (as hereinafter defined).

         (b) Both the principal and interest hereof shall be payable in lawful money of the United States of America and immediately available funds to the Noteholder at the address of the Noteholder as set forth below. The principal of this Note and all accrued but unpaid interest thereof shall be due and payable in full at the earlier to occur of (i) January 31, 1998 or (ii) the completion of the Maker's anticipated public equity offering and placement of debt (such date being referred to as the "Maturity Date").

         (c) In addition to the payment of interest and principal due hereunder, the Maker shall also pay to the Noteholder any and all reasonable fees, costs, and expenses incurred by the Noteholder by virtue of making the loan evidenced by this Note. The Noteholder shall provide the Maker with a monthly statement indicating the amount of any interest then due and payable, together with a summary of any such fees, costs and expenses.

2.       Prepayment; Default

         (a) The Maker shall have the right from time to time to prepay all or any portion of the unpaid principal hereof prior to demand, without premium of penalty, by paying the principal amounts of such prepayment and any interest thereon accrued to the date of such prepayment.

         (b) If default by the Maker in the payment of the indebtedness evidenced hereby when and as the same shall become due and payable shall occur, the unpaid principal and accrued interest thereon, shall after the time of such default and until paid in full, bear interest at the rate of 18% per annum.

3.       Miscellaneous

         (a) No delay or omission by the Noteholder in exercising any rights or power hereunder shall impair such right or power or be a waiver of any default or an acquiescence therein. Any single or partial exercise of any such right or power shall not preclude any other or further exercise thereof or the exercise of any other right or power. No waiver shall be valid, unless in writing, signed by the Noteholder, and then only to the extent specifically set forth in such writing. All remedies hereunder or by law afforded shall be cumulative and shall be available to the Noteholder until the indebtedness evidenced hereby shall be paid in full.

         (b) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by messenger, transmitted by telex or telecopier (with receipt confirmed), or (in the case of domestic communications) mailed by registered or certified mail, postage prepaid, or sent by overnight courier, as follows:

                  (i)  If to the Noteholder:

                           At the most recent address
                           provided in writing by
                           the Noteholder to the Maker

                  (ii) If to the Maker:

                           Colonial Downs, L.P.
                           3610 N. Courthouse Road
                           Providence Forge, Virginia  23140

         (c) This Note may be assigned by the Noteholder to an entity owned or controlled by the Noteholder or Jeffrey P. Jacobs or an affiliate of either. Except as set forth above, this Note may not be assigned by either party without the prior written consent of the other party.

         (d) This Note was executed in Cleveland, Cuyahoga County, Ohio and shall be governed by and construed under the laws of the State of Ohio.

         The Maker authorizes any attorney-at-law to appear in any court of record in the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, to confess judgment against the Maker, in favor of the Noteholder for the amount then appearing due, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution
------------------------------------------------------------------------------
WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
------------------------------------------------------------------------------


                              COLONIAL DOWNS, L.P.

                                By: Stansley Management Corp., a general partner



                                          By: __________________________________
                                                   Arnold W. Stansley, President


                                        CD ENTERTAINMENT LTD., a general partner



                                     By: _______________________________________
                                          Jeffrey P. Jacobs
                                          Jacobs Entertainment Ltd., its manager